Muzinich Flexible U.S. High Yield Income Fund Institutional Shares (Ticker: MZHIX) Supra Institutional Shares (Ticker: MZHSX)

Supplement dated July 24, 2024 to the Summary Prospectus dated April 30, 2024

Effective July 24, 2024 (the “Effective Date”), John Colantuoni has been added as a portfolio manager of the Muzinich Flexible U.S. High Yield Income Fund (the “U.S. High Yield Fund” or “the Fund”). Sam McGairl, Bryan Petermann and Kevin Ziets will continue to serve as portfolio managers of the Fund.

The section titled "Management" on page 7 of the Summary Prospectus is deleted and replaced with the following:

Management

Investment Advisor	Portfolio Managers
Muzinich & Co., Inc.	Bryan Petermann, MBA, Portfolio Manager, Managed the Fund since inception in 2016.
Kevin Ziets, MBA, CFA, Portfolio Manager, Managed the Fund since 2020.
Sam McGairl, Portfolio Manager, Managed the Fund since September 2023.
John Colantuoni, CFA, Portfolio Manager, Managed the Fund since July 2024.

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Please retain this supplement with your summary prospectus.